UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 29, 2024
DORMAN PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-18914	23-2078856
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3400 East Walnut Street, Colmar, Pennsylvania 18915
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code:  (215) 997-1800

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	DORM	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02    Results of Operation and Financial Condition.
On October 31, 2024, Dorman Products, Inc. (the “Company”) issued a press release announcing its operating results for the third fiscal quarter ended September 28, 2024. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein. The Company will hold a conference call and webcast on November 1, 2024 (see information in the press release attached hereto as Exhibit 99.1 under “Conference Call and Webcast”).

Item 8.01 Other Events.
On October 29, 2024, the Company’s Board of Directors approved a new share repurchase program with an aggregate authorization to repurchase up to $500 million of the Company’s common stock (the “New Program”). The New Program is effective January 1, 2025 and will expire December 31, 2027. The Company’s existing share repurchase program will expire December 31, 2024, along with all unused amounts under that program as of that date.

Once it becomes effective, share repurchases under the New Program may be made from time to time, as the Company deems appropriate, based on factors such as market conditions, share price, share availability and other factors. There can be no assurance as to the number of shares the Company will purchase, if any, and the New Program may be modified, renewed, suspended or terminated by the Company at any time without prior notice.

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995, including forward-looking statements regarding the New Program. These statements are neither promises nor guarantees and involve risks and uncertainties that could cause actual results to differ materially from those stated or implied by the forward-looking statements, including, without limitation, risks relating to the Company’s ability to implement and make appropriate, timely and beneficial decisions as to when, how and if to purchase shares under the New Program, and other risks described in the Company’s filings with the U.S. Securities and Exchange Commission.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit Number	Description

99.1	Press Release dated October 31, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORMAN PRODUCTS, INC.

Date:	October 31, 2024	By:	/s/ David M. Hession
			Name:	David M. Hession
			Title:	Senior Vice President, Chief Financial Officer and Treasurer